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                                                                    Exhibit 99.2


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                       priceline.com-Registered Trademark-


                               Robertson Stephens
                              Consumer Conference
                         -------------------------------
                                October 3, 2001







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PRICELINE.COM WOULD LIKE TO REMIND YOU THAT THIS PRESENTATION MAY CONTAIN
FORWARD LOOKING STATEMENTS, WHICH ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT; THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED, IMPLIED OR FORECASTED IN ANY SUCH FORWARD-LOOKING STATEMENTS. EXPRESSIONS OF FUTURE GOALS AND SIMILAR EXPRESSIONS INCLUDING, WITHOUT LIMITATION, "MAY," "WILL," "SHOULD," "COULD," "EXPECTS," "DOES NOT CURRENTLY EXPECT," "PLANS," "ANTICIPATES," "BELIEVES," "ESTIMATES," "PREDICTS," "POTENTIAL," "TARGETS," OR "CONTINUE," REFLECTING SOMETHING OTHER THAN HISTORICAL FACT ARE INTENDED TO IDENTIFY FORWARD LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE PRICELINE.COM'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS: ADVERSE CHANGES IN GENERAL MARKET CONDITIONS FOR LEISURE AND OTHER TRAVEL PRODUCTS AS THE RESULT OF RECENT TERRORIST EVENTS, HOSTILITIES OR OTHER SIMILAR OR RELATED EVENTS; ADVERSE CHANGES IN PRICELINE.COM'S RELATIONSHIPS WITH AIRLINES AND OTHER PRODUCT AND SERVICE PROVIDERS; SYSTEMS-RELATED FAILURES AND/OR SECURITY BREACHES; THE EFFECTS OF INCREASED COMPETITION; PRICELINE.COM'S ABILITY TO PROTECT ITS INTELLECTUAL PROPERTY RIGHTS; LOSSES BY PRICELINE.COM AND ITS LICENSEES; ANY ADVERSE IMPACT FROM NEGATIVE PUBLICITY AND NEGATIVE CUSTOMER REACTION TO SUCH PUBLICITY; LEGAL AND REGULATORY RISKS AND THE ABILITY TO ATTRACT AND RETAIN QUALIFIED PERSONNEL. FOR A DETAILED DISCUSSION OF THESE AND OTHER FACTORS THAT COULD CAUSE PRICELINE.COM'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, PLEASE REFER TO PRICELINE.COM'S MOST RECENT FORM 10-Q, FORM 10-K AND FORM 8-K FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. UNLESS REQUIRED BY LAW, PRICELINE.COM UNDERTAKES NO OBLIGATION TO UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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CURRENT ASSESSMENT

o        Airlines still far from resolving financial problems

o        Leisure travel is not frivolous travel

o Internet travel is still the place to be, within Internet and within travel industry

o        Ultimate recovery of industry tied to rise in consumer confidence

o        Limited near-term visibility


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PRICELINE'S POST-IPO QUARTERLY PERFORMANCE

                     Revenue                               Pro Forma EPS
        ------------------------------------     ---------------------------------
          Q1       Q2        Q3        Q4          Q1       Q2        Q3      Q4
1999             $111.6    $152.2    $169.2               $(0.10)  $(0.08)  $(0.06)

2000    $313.8   $352.1    $341.3    $228.2      $(0.04)  $(0.01)  $(0.01)  $(0.15)

2001    $269.7   $364.8                          $(0.03)  $ 0.05

                    Contribution                               Margin
        ------------------------------------     ---------------------------------
          Q1       Q2        Q3        Q4          Q1       Q2        Q3      Q4
1999             $10.5     $18.2     $24.1                 9.4%    12.0%    14.2%

2000    $49.0    $55.2     $54.4     $35.1       15.6%    15.7%    15.9%    15.4%

2001    $43.1    $60.1                           16.0%    16.5%

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PRICELINE IS WELL POSITIONED TO WEATHER DOWNTURN

o        Brand name / investment

o        Cash (Q2: $165.7M)

o        Margin

o Lower break-even than any other broad-line seller of travel on the Internet

o        Successfully managed through historical volatility

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PRICELINE'S RECOVERY STRONG

o        Nature of transaction

o        Post September 11th results






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RECOVERY DYNAMICS

                              UNIQUE OFFERS

              Week Prior    Week Of    1st Wk After    2nd Wk After
              ----------    -------    ------------    ------------
Air            107,742        33%          64%              95%

Hotel           45,485        54%          81%             100%

Rental Car      23,414        35%          56%              74%
              ----------    -------    ------------    ------------
Total          176,641        38%          67%              94%

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RECOVERY DYNAMICS

                                GROSS UNITS

                    Week Prior    Week Of    1st Wk After    2nd Wk After
                    ----------    -------    ------------    ------------
Air Tickets           88,316        30%          49%              72%

Hotel Room Nights     63,355        62%          86%             103%

Rental Car Days       73,731        44%          60%              74%
                    ----------    -------    ------------    ------------
Total Units          225,402        43%          63%              82%

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PRICELINE'S LONG-TERM PROSPECTS POSITIVE

o        Margin insulation

o        New travel products

         --       Cruises

         --       Vacation Packages

o        Horizontality is a long-term opportunity

o        Financial expectations appear manageable



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